NATIXIS FUNDS

Supplement dated May 16, 2011 to the Natixis Statement of Additional Information (the “SAI”) dated May 1, 2011,

as may be revised or supplemented from time to time, for the following funds:

ASG Global Alternatives Fund

ASG Diversifying Strategies Fund

ASG Managed Futures Strategy Fund

Loomis Sayles Multi-Asset Real Return Fund

Effective immediately, the following sub-section is added after the sub-section “Custodial Arrangements” in the SAI:

Agent for Service of Process for Wholly-Owned Subsidiaries

Each of ASG Global Alternatives Cayman Fund Ltd., ASG Diversifying Strategies Cayman Fund Ltd., ASG Managed Futures Strategy Cayman Fund Ltd. and Loomis Sayles Multi-Asset Real Return Cayman Fund Ltd. (each a wholly-owned subsidiary of ASG Global Alternatives Fund, ASG Diversifying Strategies Fund, ASG Managed Futures Strategy Fund and Loomis Sayles Multi-Asset Real Return Fund, respectively) has appointed C T Corporation System, located at 111 Eighth Avenue, New York, New York 10011, as agent in the United States for service of process in any suit, action or proceeding before the Securities and Exchange Commission or any appropriate court.